Fees Summary	Feb. 12, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 353,100,000
Previously Paid Amount	0
Total Fee Amount	48,763.11
Total Offset Amount	0
Net Fee	$ 48,763.11